BlackRock ETF Trust II

iShares Large Cap Moderate Buffer ETF

iShares Large Cap Deep Buffer ETF

(each, a “Fund”)

Supplement dated March 24, 2025 to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated November 27, 2024

As described in the Fund’s Prospectus and SAI, each Fund seeks to provide certain outcomes for an investment held over an entire Hedge Period (the “Applicable Period”). Capitalized terms have the meanings ascribed to them in each Fund’s Prospectus and SAI.

The table below shows an estimated range for the Approximate Cap for each Fund’s next Applicable Period as estimated by the Fund’s investment adviser using information available as of the date of this supplement. The estimate is unaudited, subject to certain limitations and subject to change, and each Fund is under no obligation to, and does not expect to, update the estimate. The final Approximate Cap for the next Applicable Period, which may be more or less than the estimated ranges, will be included in a supplement filing following the close of business on the last business day of the current Applicable Period.

Fund (Ticker)	Next Applicable Period	Estimated Approximate Cap Range

iShares Large Cap Deep Buffer ETF (IVVB)	Apr. 1, 2025 to June 30, 2025	5.57% - 6.61% (gross of management fee) 5.44% - 6.49% (net of management fee)

iShares Large Cap Moderate Buffer ETF (IVVM)	Apr. 1, 2025 to June 30, 2025	4.79% - 6.85% (gross of management fee) 4.67% - 6.72% (net of management fee)

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

PR2SAI-LCBUFF-0325SUP

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